Exhibit 10.144b
                                                                   Tiffany & Co.
                                       Report on Form 8-K Dated February 2, 2009


                                                                   TRANSFERABLE
                                                                      OPTION
                                                                      Terms
                                                                     Rev. VI

                                  TIFFANY & CO.
                             a Delaware Corporation
                                 (the "Parent")
                           TERMS OF STOCK OPTION AWARD
                       (Transferable Non-Qualified Option)
                                    under the
                          2005 EMPLOYEE INCENTIVE PLAN
                                  (the "Plan")
    Terms Adopted May 21, 1998, Revised January 21, 1999, November 15, 2001,
                March 7, 2005, May 19, 2005 and January 14, 2009

1. Introduction and Terms of Option. Participant has been granted a Non-Qualified Stock Option Award (the "Option") to purchase shares of the Parent's Common Stock under the Plan by the Stock Option Subcommittee of the Parent Board (the "Committee"). The name of the "Participant", the "Grant Date", the number of "Covered Shares" and the "Exercise Price" per Share are stated in the attached "Notice of Grant". The other terms and conditions of the Option are stated in this document and in the Plan.

2. Award and Exercise Price; Option Not An Incentive Stock Option. Subject to the terms and conditions stated in this document, the Option gives Participant the right to purchase the Covered Shares from the Parent at the Exercise Price. The Option is not intended to constitute an "incentive stock option" as that term is used in the Code.

3. Earliest Dates for Exercise - Cumulative Installments. Unless otherwise provided in paragraphs 4, 5 or 6 below, the Option shall become exercisable ("mature") in cumulative installments according to the following schedule:


--------------------------------------------------------------------------------------------------------------------
As of the following anniversary of         The Option shall mature with the respect to the following percentage
the Grant Date:                            ("installment") of the Covered Shares:
--------------------------------------------------------------------------------------------------------------------
One-year anniversary                                                         25%
--------------------------------------------------------------------------------------------------------------------
Two-year anniversary                                                         25%
--------------------------------------------------------------------------------------------------------------------
Three-year anniversary                                                       25%
--------------------------------------------------------------------------------------------------------------------
Four-year anniversary                                                        25%
--------------------------------------------------------------------------------------------------------------------

Once an installment of the Option matures, as provided in the above schedule, it shall continue to be exercisable with all prior installments on a cumulative basis until the Option expires.

4. Effect of Termination of Employment. An installment of the Option shall not mature if the Participant's Date of Termination occurs before the anniversary of the Grant Date on which such installment was scheduled to mature, unless the Participant's Date of Termination occurs by reason of death or Disability, in which case all installments of the Option which have not previously matured shall mature on said Date of Termination. Installments of the Option which mature on or prior to Participant's Date of Termination will remain exercisable, subject to expiration as provided in paragraph 6 below.

5. Effect of Change in Control. All installments of the Option that have not previously matured or expired shall mature upon (i) the Change of Control Date for a Terminating Transaction, failing maturity as provided in (i) above, (ii) upon Participant's Involuntary Termination following a Change of Control Date.

6. Expiration. The Option, including matured installments thereof, shall not be exercisable in part or in whole and will be deemed to have "expired" on or after the Expiration Date. The "Expiration Date" shall be the earliest to occur of:

a.   the ten-year anniversary of the Grant Date;

b. if the Participant's Date of Termination occurs by reason of death, Disability or Retirement, the two-year anniversary of such Date of Termination;

c. if the Participant's Date of Termination occurs for reasons other than death, Disability, Retirement or Termination for Cause, the three month anniversary of such Date of Termination;

d. if the Participant's Date of Termination occurs by reason of Termination for Cause, the Date of Termination.

7. Methods of Option Exercise. The Option may be exercised in whole or in part as to any Shares that have matured by filing prior to the Expiration Date a written notice of exercise with the Secretary of the Parent at its corporate headquarters. Such notice shall specify the number of Shares which the Participant elects to purchase and shall be accompanied by either of the following:

a. a bank-certified check payable to the Parent (or other type of check or draft payable to the Parent and acceptable to the Secretary) in the amount of the Exercise Price for the Shares being exercised plus any tax withholding resulting from such exercise as computed by Employer; or

b. a copy of directions to, or a written acknowledgment from, an Approved Broker that the Approved Broker has been directed to sell, for the account of the owner of the Option, Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option, together with an undertaking by the Approved Broker to remit to the Parent a sufficient portion of the sale proceeds to pay the Exercise Price for the Shares exercised plus any tax withholding resulting from such exercise as computed by Employer.

In the case of exercise via method (a), the exercise shall be deemed complete on the Parent's receipt of such notice and said check or draft. In the case of exercise via method (b), the exercise shall be deemed complete on the trade date of the sale. The Committee may approve other methods of exercise, as provided for in the Plan, before the Option is exercised.

8. Withholding. All distributions on the exercise of the Option are subject to withholding of all applicable taxes. The method for withholding shall be as provided in paragraph 7 above, unless the Committee approves other methods of withholding, as provided for in the Plan, before the Option is exercised.

9. Transferability. The Option is not transferable otherwise than by will or the laws of descent and distribution or pursuant to a "domestic relations order", as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall not be otherwise transferred, assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process. Notwithstanding the foregoing, the Option may


Tiffany & Co. 2005 Employee Incentive Plan
Transferable Option: Terms of Stock Option Award - Rev. VI                Page 2
be transferred by the Participant to (i) the spouse, children or grandchildren of the Participant (each an "Immediate Family Member"), (ii) a trust or trusts for the exclusive benefit of any or all Immediate Family Members, or (iii) a partnership in which any or all Immediate Family Members are the only partners, provided that (x) there may be no consideration paid or otherwise given for any such transfer, and (y) subsequent transfer of the Option is prohibited otherwise than by will, the laws of descent and distribution or pursuant to a domestic relations order. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions of paragraph 4 above shall continue to be applied with respect to the original Participant following transfer and the Option shall be exercisable by the transferee only to the extent, and for the periods specified, herein. Upon any attempt to transfer the Option otherwise than as permitted herein or to assign, pledge, hypothecate or otherwise dispose of the Option otherwise than as permitted herein, or upon the levy of any execution, attachment or similar process upon the Option, the Option shall immediately terminate and become null and void.

10. Definitions. For the purposes of the Option, certain words and phrases are defined in the Definitional Appendix attached. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan shall have the same meaning in this document.

11. Heirs and Successors. The terms of the Option shall be binding upon, and inure to the benefit of, the Parent and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Parent's assets and business. Participant may designate a beneficiary of his/her rights under the Option by filing written notice with the Secretary of the Parent. In the event of the Participant's death prior to the full exercise of the Option, the Option may be exercised by such Beneficiary to the extent that it was exercisable on the Participant's Termination Date and up until its Expiration Date. If the Participant fails to designate a Beneficiary, or if the designated Beneficiary dies before the Participant or before full exercise of the Option, the Option may be exercised by Participant's estate to the extent that it was exercisable on the Participant's Termination Date and up until its Expiration Date.

12. Administration. The authority to manage and control the operation and administration of the Option shall be vested in the Committee, and the Committee shall have all powers with respect to the Option as it has with respect to the Plan. Any interpretation of the Option by the Committee or any decision made by it with respect to the Option shall be final and binding.

13. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of the Option shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Parent.


Tiffany & Co. 2005 Employee Incentive Plan
Transferable Option: Terms of Stock Option Award - Rev. VI                Page 3

                                                       Appendix I -- Definitions

     "Affiliate" shall mean any Person that controls, is controlled by or is under common control with, any other Person, directly or indirectly.

     "Approved Broker" means one or more securities brokerage firms designated by the Secretary of the Parent from time to time.

     "Cause" shall mean a termination of Participant's employment which is the result of:

          (i) Participant's conviction or plea of nolo contendere to a felony or any other crime involving financial impropriety or which would tend to subject Employer or any of its Affiliates to public criticism or materially interfere with Participant's continued service to Employer;

          (ii) Participant's willful violation of the Code of Conduct;

          (iii) Participant's willful failure or refusal to perform substantially all such proper and achievable directives issued by Participant's superior (other than any such failure resulting from Participant's incapacity due to physical or mental illness, any such actual or anticipated failure resulting from a resignation by Participant for Good Reason, or any such refusal made by Participant in good faith because Participant believes such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to Participant on behalf of Employer, which demand specifically identifies the manner in which Participant has not substantially performed Participant's duties, and which performance is not substantially corrected by Participant within ten (10) days of receipt of such demand;

          (iv) Participant's    gross   negligence   in   the   performance   of
               Participant's duties and responsibilities materially injurious to the Employer;

          (v) Participant's willful breach of any material obligation that Participant has to Parent or Employer under any written agreement that Participant has with either Parent or Employer;

          (vi) Participant's fraud or dishonesty with regard to Employer or any of its Affiliates;

          (vii) Participant's failure to reasonably cooperate in any investigation of alleged misconduct by Participant or by any other employee of Parent, Employer or any Affiliate of Parent or Employer;

          (viii) Participant's death; or


Tiffany & Co. 2005 Employee Incentive Plan
Transferable Option: Terms of Stock Option Award - Rev. VI                Page 4

          (ix) Participant's Disability.

For purposes of the previous sentence, no act or failure to act on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant in bad faith toward, or without reasonable belief that Participant's action or omission was in the best interests of, Parent, Employer or an Affiliate of Parent or Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause with respect to items (i) through (vii) unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4th) of the entire membership of the Employer Board at a meeting called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, Cause exists as set forth in any of items (i) through (vii) above.

     "Change in Control." A Change in Control shall be deemed to have occurred if:

          (i)  any Person, or any syndicate or group deemed to be a person under
               Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Parent representing Thirty-five percent (35%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

          (ii) if the Incumbent Directors cease to constitute a majority of the Parent Board; provided, however, that no person shall be deemed an Incumbent Director if he or she was appointed or elected to the Parent Board after having been designated to serve on the Parent Board by a Person who has entered into an agreement with Parent to effect a transaction described in clauses (i) through
               (iv) of this definition;

          (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving Parent, in each case with respect to which the stockholders of Parent immediately prior to such transaction do not, immediately after such transaction, own more than Fifty percent (50%) of the combined voting power of the Parent or other corporation resulting from such transaction, as the case may be;

          (iv) all or substantially all of the assets of Parent or Employer are sold, liquidated or distributed, except to an Affiliate of Parent.


Tiffany & Co. 2005 Employee Incentive Plan
Transferable Option: Terms of Stock Option Award - Rev. VI                Page 5

     "Change in Control Date" shall mean the date on which a Change of Control occurs except that a Change of Control which constitutes a Terminating
Transaction will be deemed to have occurred as of fourteen days prior to the date scheduled for the Terminating Transaction.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

     "Code of Conduct" shall mean Parent's (i) Code of Business and Ethical Conduct for Directors, the Chief Executive Officer, the Chief Financial Officer and All Other Officers of the Parent and (ii) Business Conduct Policy - Worldwide, as amended from time to time prior to the Change of Control Date and as in effect as of the Change of Control Date.

     "Common Stock" shall mean the common stock of Parent.

     "Date of Termination" shall mean, with respect to any Participant, the first day occurring on or after the Grant Date on which Participant's employment with Employer terminates for any reason; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the employment  of  Participant  between  Employers;  and further  provided that the
Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Employer approved by Employer or required by applicable law. If, as a result of a sale or other transaction, Employer ceases to be an Affiliate of Parent, the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by Employer.

     "Disability" shall mean Participant's incapacity due to physical or mental illness which causes Participant to be absent from the full-time performance of Participant's duties with Employer for six (6) consecutive months provided, however, that Participant shall not be determined to be subject to a Disability for purposes of this Award unless Participant fails to return to full-time performance of Participant's duties with Employer within thirty (30) days after written Notice of Termination due to Disability is given to Participant.

     "Employer" shall mean the Affiliate of Parent that employs Participant from time to time, and any successor to its business and/or assets by operation of law or otherwise.

     "Employer Board" shall mean the board of directors (or other highest governing authority other than the shareholders) of Employer.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

     "Good Reason" means Participant's resignation from employment with Employer as a result of any of the following:

          (i)  a meaningful and detrimental alteration in Participant's position
               or  the  nature  or  status  of  Participant's   responsibilities
               (including  reporting


Tiffany & Co. 2005 Employee Incentive Plan
Transferable Option: Terms of Stock Option Award - Rev. VI                Page 6
               responsibilities) from those in effect immediately before the Change in Control Date;

          (ii) a material failure by Employer to pay Participant a bonus or incentive award commensurate with the bonus paid others at Participant's job level (expressed as a percentage of target bonus) unless such failure is justified by clear and objective deficiencies of the business units for which Participant is responsible; or

          (iii) the relocation of the office of Employer where Participant was employed immediately prior to the Change in Control Date to a location which is more than 50 miles away or should Employer require Participant to be based more than 50 miles away from such office (except for required travel on the Employer's business to an extent substantially consistent with Participant's customary business travel obligations in the ordinary course of business prior to the Change in Control Date); or

          (iv) any Substantial Change.

     "Incumbent Directors" shall mean those individuals who were members of the Parent Board as of January 15, 2009 and those individuals whose later appointment to such Board, or whose later nomination for election to such Board by the stockholders of Parent, was approved by a vote of at least a majority of those members of such Board who either were members of such Board as of January 15, 2009, or whose election or nomination for election was previously so approved.

     "Involuntary Termination" means (i) Participant's termination of employment by Employer without Cause or (ii) Participant's resignation of employment with the Employer within one (1) year of the Change of Control Date for Good Reason.

     "Notice of Termination" shall mean a written notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Participant's employment under the provision so indicated.

     "Parent" shall mean Tiffany & Co., a Delaware corporation, and any successor to its business and/or assets by operation of law or otherwise.

     "Parent Board" shall mean the Board of Directors of Parent.

     "Person" shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.


Tiffany & Co. 2005 Employee Incentive Plan
Transferable Option: Terms of Stock Option Award - Rev. VI                Page 7

     "Retirement" shall mean the occurrence of the Participant's Date of Termination after age 65 or the occurrence of the Participant's Date of Termination after age 55 pursuant to the retirement practices of Employer.

     "Substantial Change" means any material change in the terms or conditions of Participant's employment (including in salary or target bonus) following a Change of Control Date that is less favorable to Participant than those in effect previous to the Change of Control Date other than (i) a change that has been made on an across-the-board basis for substantially all of Employer's employees or (ii) a change in equity-based compensation (including the reduction or elimination thereof) resulting from the Change in Control.

     "Terminating Transaction" shall mean any one of the following:

     (i)  the dissolution or liquidation of the Parent;

     (ii) a reorganization, merger or consolidation of the Parent with one or more Persons as a result of which the Parent goes out of existence or becomes a subsidiary of another Person; or

     (iii) upon the acquisition of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Parent by another Person;

provided that none of the foregoing transactions (i) through (iii) will be deemed to be a Terminating Transaction, if as of a date at least fourteen (14) days prior to the date scheduled for such transaction provisions have been made in writing in connection with such transaction for the assumption of the Option or the substitution for the Option of a new option covering the publicly-traded stock of a successor Person, with appropriate adjustments as to the number and kind of shares and prices.



Tiffany & Co. 2005 Employee Incentive Plan
Transferable Option: Terms of Stock Option Award - Rev. VI                Page 8